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                                                                    EXHIBIT 12.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-75762, 333-66594, and 333-76938 on Form S-8 of our reports dated February 21, 2003 (except Note 29, dated March 17, 2003), appearing in this Annual Report on Form 20-F of Bunge Limited for the year ended December 31, 2002.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 31, 2003